                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT is entered into as of this ___________ day of _____________, 1996, by and between Integrated Technology USA, Inc., a Delaware corporation (the "Company"), and Edward Y. Abramson("Indemnitee").

                                    RECITALS

         A. The Company is aware that because of the increased exposure to litigation costs, talented and experienced persons are increasingly reluctant to serve or continue serving as employees of corporations unless they are protected by indemnification.

         B. The Company has concluded that to retain Indemnitee as an employee of the Company and/or its subsidiaries and to encourage such individual to take the business risks necessary for the success of the Company and its subsidiaries, the Company should contractually indemnify Indemnitee to the extent set forth herein.

         NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

         1. Definitions.

         (a) Agent. "Agent" with respect to the Company means any person who is or was a director, officer, employee or other agent of the Company or a Subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of, the Company or a Subsidiary of the Company as a director, officer, employee or agent of another entity or enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Company or a Subsidiary of the Company, or was a director, officer, employee or agent of another entity or enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

         (b) Expenses. "Expenses" means all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees, costs of investigation and related disbursements) incurred by the Indemnitee in connection with the investigation, settlement, defense or appeal of a claim or Proceeding covered hereby or establishing or enforcing a right to indemnification under this Agreement.

         (c) Proceeding. "Proceeding" means any threatened, pending, or completed claim, suit or action, whether civil, criminal, administrative, investigative or otherwise.

         (d) Subsidiary. "Subsidiary" means any corporation or other entity of which more than 10% of the outstanding voting securities or interests is owned directly or indirectly by the Company, and one or more other Subsidiaries, taken as a whole.

         2. Mandatory Indemnification. The Company shall defend, indemnify and hold harmless Indemnitee:

         (a) Third Party Actions. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was or is claimed to be an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, legal fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by such person in connection with the investigation, defense, settlement or appeal of such Proceeding, so long as the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe such person's conduct was unlawful.

         (b) Actions by or in the Right of the Company. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all Expenses and liabilities or any type whatsoever (including, but not limited to, legal fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by such person in connection with the investigation, defense, settlement or appeal of such Proceeding, so long as the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made, and Indemnitee shall repay all amounts previously advanced by the Company, in respect of any claim, issue or matter for which such person is judged in a final, non-appealable decision to be liable to the Company by a court of competent jurisdiction, unless and only to the extent that the court in which such Proceeding was brought or the Court of Chancery of Delaware shall determine that Indemnitee is fairly and reasonably entitled to indemnity.

         (c) Actions Where Indemnitee Is Deceased. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, the Indemnitee shall die, then the Company shall defend, indemnify and hold harmless the estate, heirs and legatees of the Indemnitee against any and all Expenses and liabilities incurred by or for such persons or entities in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for the Indemnitee in Sections 3(a) and 3(b) above.


The Expenses and liabilities covered hereby shall be net of any payments by directors' and officers' liability insurance ("D&O Insurance") carriers or others.

         3. Partial Indemnification. If Indemnitee is found under Section 2, 6 or 9 hereof not to be entitled to indemnification for all of the Expenses and liabilities relating to a Proceeding, the Company shall indemnify the Indemnitee for any portion of such Expenses not specifically precluded by the operation of such Section 2, 6 or 9.

         4. Mandatory Advancement of Expenses. Until a determination to the contrary under Section 6 hereof is made, and unless the provisions of Section 9 apply, the Company shall advance all Expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party covered by the indemnification in Section 2 hereof. As a condition to such advances, Indemnitee shall, at the request of the Company, undertake in a reasonable manner to repay such amounts advanced if it shall ultimately be determined by a final order of a court that Indemnitee is not entitled to be indemnified by the Company by the terms hereof or under applicable law. Subject to Section 6 hereof, the advances to be made hereunder shall be paid by the Company to Indemnitee within 20 days following delivery of a written request by Indemnitee to the Company, which request shall be accompanied by vouchers, invoices and similar evidence documenting the amounts requested.

         5. Indemnification Procedures.

         (a) Promptly after receipt by Indemnitee of notice to him or her of the commencement or threat of any Proceeding or claim covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder, except to the extent that such failure or delay increases the liability of the Company hereunder.

         (b) If, at the time of the receipt of a notice pursuant to Section 6(a) above, Indemnitee is an officer or director and the

Company has D&O Insurance in effect, the Company shall give prompt notice of the Proceeding or claim to its insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding or claim in accordance with the terms of such policies, and the Indemnitee shall not take any action (by waiver, settlement or otherwise) which would adversely affect the ability of the Company to obtain payment from its insurers.

         (c) If the Company shall be obligated to pay the Expenses of the Indemnitee, the Company may (and shall if requested by Indemnitee in writing) assume the defense of the Proceeding to which the Expenses relate, in which event the Company shall deliver a notice of assumption to Indemnitee. Any counsel employed by the Company in connection with the defense of such Proceeding shall be subject to approval by Indemnitee, such approval not to be unreasonably withheld or delayed. The Company will not be liable to Indemnitee under this Agreement for any fees or expenses of counsel incurred by Indemnitee after delivery of such notice of assumption with respect to such Proceeding; provided; however, that if Indemnitee shall have provided the Company with an opinion of counsel stating that there is a strong argument that a conflict of interest exists between the Company and Indemnitee in the conduct of any such defense, the fees and Expenses of Indemnitee's counsel shall be at the expense of the Company. Notwithstanding the fact that the Company assumes the defense of a Proceeding pursuant to the preceding sentence, Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee's expense.

         6. Determination of Right to Indemnification.

         (a) To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, claim, issue or matter covered hereby, Indemnitee need not repay any of the Expenses advanced in connection with the investigation, defense or appeal of such Proceeding.

         (b) If Section 6(a) is inapplicable, the Company shall remain obligated to indemnify Indemnitee, and Indemnitee need not repay Expenses previously advanced, unless the Company, by motion before a court of competent jurisdiction, obtains an order for preliminary or permanent relief suspending or denying the obligation to advance or indemnify for Expenses.

         (c) Notwithstanding a determination by the Board or a court that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the Court of Chancery of Delaware for the purpose of enforcing Indemnitee's right to indemnification pursuant to this

Agreement.

         (d) Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all Expenses incurred by Indemnitee in connection with any Proceeding under Section 6(b) or 6(c) and against all Expenses incurred by Indemnitee in connection with any other Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement unless a court of competent jurisdiction finds that the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

         7. Certificate of Incorporation and By-Laws. The Company agrees that the Company's Certificate of Incorporation and Bylaws in effect on the date hereof shall not be amended to reduce, limit, hinder or delay (i) the rights of Indemnitee granted hereby, or (ii) the ability of the Company to indemnify Indemnitee as required hereby.

         8. Witness Expenses. The Company agrees to compensate Indemnitee for the reasonable value of his or her time spent, and to reimburse Indemnitee for all Expenses (including attorneys' fees and travel costs) incurred by him or her, in connection with being a witness, or if Indemnitee is threatened to be made a witness, with respect to any Proceeding, by reason of his serving or having served as an Agent of the Company.

         9. Exceptions. (a) Notwithstanding any other provision hereunder to the contrary, the Company shall not be obligated pursuant to the terms of this
Agreement:

         1. Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under this Agreement or the provisions of the Company's Certificate of Incorporation or By-laws unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Proceeding were not made in good faith or were frivolous).

         2. Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding covered hereby without the prior written consent of the Company to such settlement.

         (b) The Delaware General Corporation Law (including, without limitation, Section 145 thereof) contains certain limitations on the right of a corporation to indemnify and advance expenses to its officers and directors. Although Indemnitee is not currently an officer or director of the Company, Indemnitee agrees that such limitations shall apply to the Company's obligations hereunder to the same extent as if Indemnitee were an officer of the Company.

         10. Non-exclusivity. This Agreement is not the exclusive arrangement between the Company and Indemnitee regarding the subject matter hereof and shall not diminish or affect any other rights which Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or By-laws, under other agreements, or otherwise.

         11. Continuation After Term. Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as a director or Agent of the Company and the benefits hereof shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

         12. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, provisions of the Agreement shall not in any way be affected or impaired thereby, and to the fullest extent possible, the provisions of this Agreement shall be construed or altered by the court so as to remain enforceable and to provide Indemnitee with as many of the benefits contemplated hereby as are permitted under law.


         13. Counterparts, Modification and Waiver. This Agreement may be signed in counterparts. This Agreement constitutes a separate agreement between the Company and Indemnitee and may be supplemented or amended as to Indemnitee only by a written instrument signed by the Company and Indemnitee, with such amendment binding only the Company and Indemnitee. All waivers must be in a written document signed by the party to be charged. No waiver of any of the provisions of this Agreement shall be implied by the conduct of the parties. A waiver of any right hereunder shall not constitute a waiver of any other right hereunder.

         13. Notices. All notices, demands, consents, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or when refused), or if sent by a courier freight prepaid (effective upon receipt or when refused), in the case of the Company, at the addresses listed below, and in the case of Indemnitee, at Indemnitee's address of record at the office of the Company, or to such other addresses as the parties may notify each other in writing.

To Company:                Integrated Technology USA, Inc.
                           545 Cedar Lane
                           Teaneck, New Jersey 07666

                           Attention:  President

To Indemnitee: At the Indemnitee's residence address and facsimile number on the records of the Company from time to time.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have entered into this Indemnification Agreement effective as of the date first above written.

                                       INTEGRATED TECHNOLOGY USA, INC.

                                       By
                                          ----------------------------


                                       INDEMNITEE:

                                       /s/ Edward Y. Abramson
                                       -------------------------------
                                       Edward Y. Abramson

                                        8